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                                                                    EXHIBIT 23.1

                        CONSENT OF DELOITTE & TOUCHE LLP


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-82543 of Persistence Software, Inc. on Form S-8 of our reports dated January 28, 2000, appearing in this Annual Report on Form 10-K of Persistence Software, Inc. for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCHE LLP
-------------------------
San Jose, California
March 29, 2000